UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

INVO BIOSCIENCE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

INVO BIOSCIENCE, INC.

5582 Broadcast Court

Sarasota, FL 34240

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 29, 2023

To the Shareholders of INVO Bioscience, Inc.:

The Special Meeting of Shareholders (the “Special Meeting”) of INVO Bioscience, Inc., a Nevada corporation (the “Company,” “we,” “us,” or “our”), will be held on Friday, September 29, 2023, at 12:00 p.m. Eastern Time. The Special Meeting will be a completely virtual meeting which will be conducted via live webcast. You will be able to attend the Special Meeting by visiting www.virtualshareholdermeeting.com/INVO2023SM

In addition to voting by submitting your proxy prior to the Special Meeting, you also will be able to vote your shares electronically during the Special Meeting. Further details regarding the virtual meeting are included in the accompanying proxy statement. At the Special Meeting, the holders of our outstanding common stock will act on the following matters:

1.	To approve an increase to the number of authorized shares of common stock of the Company from 6,250,000 shares to 50,000,000 shares (the “Authorized Share Increase”);
2.

To approve, for the purposes of Nasdaq Marketplace Rule 5635(d), the reduction of the exercise price for the March 2023 private placement warrants from $12.60 per share to $2.85 per share (the “Warrant Exercise Price Reduction”); and

3.	To transact such other business as may properly be brought before the Special Meeting or any adjournment or postponement thereof.

Our Board unanimously recommends that you vote “FOR” the approval of the Authorized Share Increase (Proposal 1).

Our Board unanimously recommends that you vote “FOR” the approval of the Warrant Exercise Price Reduction (Proposal 2).

If you are a shareholder of record, you may vote in one of the following ways:

●	Vote over the Internet, by going to www.proxyvote.com (have your Notice or proxy card in hand when you access the website);

●	Vote by Mail, by returning the enclosed proxy card (signed and dated) in the envelope provided;

●	Vote by phone by calling 1-800-690-6903; or

●	Vote online at the Special Meeting at www.virtualshareholdermeeting.com/INVO2023SM.

If your shares are held in “street name,” meaning that they are held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

The Special Meeting will be a virtual shareholder meeting, conducted via live audio webcast, through which you can submit questions and vote online. The Special Meeting can be accessed by visiting www.virtualshareholdermeeting.com/INVO2023SM and entering your 16-digit control number (included on the Notice Regarding the Availability of Proxy Materials mailed to you).

Whether or not you plan to attend the Special Meeting virtually, we urge you to take the time to vote your shares.

By Order of the Board of Directors,

/s/ Steven Shum
Steven Shum
Chief Executive Officer and Director

Sarasota, FL
September 1, 2023

INVO BIOSCIENCE, INC.

5582 Broadcast Court

Sarasota, FL 34240

PROXY STATEMENT

for the SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 29, 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SPECIAL MEETING TO BE HELD ON FRIDAY, SEPTEMBER 29, 2023

The board of directors (“Board” or “Board of Directors”) of INVO Bioscience, Inc. (“Company,” “we,” “us,” or “our”) is soliciting the enclosed proxy for use at its special meeting of shareholders (the “Special Meeting”). The Special Meeting will be held on September 29, 2023 at 12:00 p.m. Eastern Time, and will be a completely virtual meeting which will be conducted via live webcast. You will be able to attend the Special Meeting by visiting www.virtualshareholdermeeting.com/INVO2023SM.

Our Board is asking you to vote your shares by completing, signing and returning the accompanying proxy card or vote over the Internet or by phone. If you attend the Special Meeting in person, you may vote at the Special Meeting even if you have previously returned a proxy card. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Special Meeting, you must obtain a proxy issued in your name from that record holder as described in more detail below.

We intend to begin mailing this proxy statement, the attached notice of the Special Meeting, and the enclosed proxy card, on or about September 1, 2023 to all shareholders of record entitled to vote at the Special Meeting. Only shareholders who owned our common stock on August 21, 2023 are entitled to vote at the Special Meeting.

FREQUENTLY ASKED QUESTIONS

The following questions and answers present important information pertaining to the Special Meeting:

Q:	Why am I receiving this proxy statement?

A:	We sent you this proxy statement and the enclosed proxy card because our Board is soliciting your proxy to vote at the Special Meeting. This proxy statement summarizes information related to your vote at the Special Meeting. All shareholders who find it convenient to do so are cordially invited to virtually attend the Special Meeting. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote by phone over the Internet.

We intend to begin mailing this proxy statement, the attached notice of Special Meeting, and the enclosed proxy card, on or about September 1, 2023 to all shareholders of record entitled to vote at the Special Meeting. Only shareholders who owned our common stock on August 21, 2023 are entitled to vote at the Special Meeting.

Q:	Who is entitled to vote at the Special Meeting?

A:	Only shareholders of record as of the close of business on August 21, 2023 (the “Record Date”) will be entitled to notice of, and to vote at, the Special Meeting. A list of shareholders eligible to vote at the Special Meeting is available for inspection at any time up to the Special Meeting. If you would like to inspect the list, please call our Corporate Secretary at (978) 878-9505 to arrange a visit to our offices.

Q:	How many shares of common stock?

A:	There were 2,467,256 shares of common stock, par value $0.0001 per share issued and outstanding as of the close of business on the Record Date. Each holder of common stock entitled to vote at the Special Meeting may cast one vote for each share of common stock owned by him, her or it which has voting power upon each matter considered at the Special Meeting.

Q:	What may I vote on?

A:	You may vote on the following matters:

1.	to approve an increase to the number of authorized shares of common stock of the Company from 6,250,000 shares to 50,000,000 shares (the “Authorized Share Increase”);

2

To approve, for the purposes of Nasdaq Marketplace Rule 5635(d), the reduction of the exercise price for the March 2023 private placement warrants from $12.60 per share to $2.85 per share (the “Warrant Exercise Price Reduction”); and

3.	any other business that may properly come before the Special Meeting and any adjournment or postponement thereof.

Q:	Will any other business be presented for action by shareholders at the Special Meeting?

A:	Management knows of no business that will be presented at the Special Meeting other than Proposals 1 and 2. If any other matter properly comes before the Special Meeting, the person named as proxy in the proxy card intends to vote the proxies (which confer discretionary authority to vote on such matters) in accordance with his judgment on the matter.

Q:	How does the Board recommend that I vote on each of the proposals?

A:	Our Board recommends a vote “FOR” the Authorized Share Increase (Proposal 1) and “FOR” the Warrant Exercise Price Reduction (Proposal 2).

Q:	How do I vote my shares?

A:	The answer depends on whether you own your shares of common stock directly (that is, you hold shares that show your name as the registered shareholder) or if your shares are held in a brokerage account or by another nominee holder.

If you own your shares directly (i.e., you are a “registered shareholder”): your proxy is being solicited directly by us, and you can vote by mail, over the Internet, over the phone or you can vote at the Special Meeting if you virtually attend the meeting.

If you wish to vote by mail, please do the following: (i) sign and date the proxy card, (ii) mark the boxes indicating how you wish to vote, and (iii) return the proxy card in the prepaid envelope provided. If you sign your proxy card but do not indicate how you wish to vote, the proxy will vote your shares “FOR” the Authorized Share Increase and “FOR” the Warrant Exercise Price Reduction, and in his discretion on any other matter that properly comes before the Special Meeting. Unsigned proxy cards will not be counted.

If you wish to vote over the Internet, go to www.proxyvote.com. Use the Internet to transmit your voting instructions until 11:59 p.m. Eastern Time on September 28, 2023. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. There may be costs associated with electronic access, such as usage charges from Internet access providers that must be paid by the shareholder. The Internet voting procedures are designed to authenticate a shareholder’s identity to allow a shareholder to vote his, her or its shares and confirm that his, her or its instructions have been properly recorded. Voting over the Internet authorizes the named proxy to vote your shares in the same manner as if you had submitted a validly executed proxy card.

If you wish to vote by telephone, you may vote by calling 1-800-690-6903.

If you wish to vote during the meeting, go to www.virtualshareholdermeeting.com/INVO2023SM. You will be able to attend the Special Meeting online, vote your shares electronically until voting is closed and submit your questions during the Special Meeting.

If you hold your shares through a broker, bank or other nominee: If you are the beneficial owner of shares held in street name through a bank, broker or other nominee, you may not vote your shares virtually at the Special Meeting unless you obtain a “legal proxy” from the bank, broker or nominee that holds your shares, giving you the right to vote the shares virtually at the Special Meeting. A voting instruction card has been provided to you by your broker, bank or other nominee describing how to vote your shares. If you receive a voting instruction card, you can vote by completing and returning the voting instruction card. Please be sure to mark your voting choices on your voting instruction card before you return it. You may also be able to vote via the Internet or by telephone. Please refer to the instructions provided with your voting instruction card for information about voting. See also “Will my shares be voted if I do not return my proxy?” below.

Q:	What is a proxy?

A:	A proxy is a person you appoint to vote on your behalf. By using any of the methods discussed above, you will be appointing as your proxy Steven Shum, our Chief Executive Officer. He may act on your behalf, and will have the authority to appoint a substitute to act as proxy. Whether or not you expect to virtually attend the Special Meeting, we request that you please use the means available to you to vote by proxy so as to ensure that your shares of common stock may be voted.

Q:	Will my shares be voted if I do not return my proxy?

A:	If your shares are registered directly in your name, your shares may not be voted if you do not vote by returning your proxy by mail, over the phone or over the Internet before the Special Meeting or virtually at the Special Meeting.

If your shares are held in “street name,” your brokerage firm, bank or other nominee may, under certain circumstances, vote your shares if you do not timely return your voting instructions. Brokers, banks or other nominees can vote their customers’ unvoted shares on discretionary matters but cannot vote such shares on non-discretionary matters. If you do not timely return voting instructions to your brokerage firm, bank or other nominee to vote your shares, your brokerage firm, bank or other nominee may, on discretionary matters, either vote your shares or leave your shares unvoted.

Proposal 1, the Authorized Share Increase, is a discretionary matter and a broker will be permitted to exercise its discretion to vote uninstructed shares on the proposal; however, we encourage you to timely provide voting instructions to your brokerage firm, bank or other nominee. This ensures that your shares will be voted at the Special Meeting according to your instructions. You should receive directions from your brokerage firm, bank or other nominee about how to submit your voting instructions to them.

Proposal 2, the Warrant Exercise Price Reduction, is a non-discretionary matter and a broker will not be permitted to exercise its discretion to vote uninstructed shares on the proposal; we encourage you to timely provide voting instructions to your brokerage firm, bank or other nominee. This ensures that your shares will be voted at the Special Meeting according to your instructions. You should receive directions from your brokerage firm, bank or other nominee about how to submit your voting instructions to them.

Q:	What if I want to change my vote or revoke my proxy?

A:	If your shares are registered directly in your name, you may revoke your proxy and change your vote at any time before the Special Meeting. To do so, you must do one of the following:

1.	Vote over the Internet as instructed above. Only your latest Internet vote is counted. You may not revoke or change your vote over the Internet after 11:59 p.m. Eastern Time on September 28, 2023.

2.	Sign a new proxy and submit it by mail to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 who must receive the proxy card no later than September 28, 2023. Only your latest dated proxy will be counted.

3.	Virtually attend the Special Meeting and vote electronically at the meeting. Virtually attending the Special Meeting alone will not revoke your Internet vote or proxy submitted by mail or phone, as the case may be.

4.	Give our Corporate Secretary written notice before or at the Special Meeting that you want to revoke your proxy.

If your shares are held in “street name,” you may submit new voting instructions with a later date by contacting your bank, brokerage firm, or other nominee. You may also vote electronically at the Special Meeting, which will have the effect of revoking any previously submitted voting instructions, if you obtain a broker’s legal proxy as described in the answer to the question “How do I vote my shares?” above.

Q:	What is a quorum?

A:	The holders of a majority of the 2,467,256 shares of common stock outstanding as of the Record Date, either present or represented by proxy, constitute a quorum. A quorum is necessary in order to conduct the Special Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Special Meeting. If you choose to have your shares represented by proxy at the Special Meeting, you will be considered part of the quorum. Broker non-votes and abstentions will be counted as present for the purpose of establishing a quorum. If a quorum is not present by attendance at the Special Meeting or represented by proxy, the shareholders present by attendance at the meeting or by proxy may adjourn the Special Meeting until a quorum is present.

Q:

What is an Broker Non-Vote

A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the shareholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion. Broker non-votes will not be included in the tabulation of the voting results of any of the “non-discretionary” proposals and, therefore, will have no effect on such proposals.

Our common stock is listed on the Nasdaq Capital Market. However, under current New York Stock Exchange (“NYSE”) rules and interpretations that govern broker non-votes:

(i) Proposal No. 1 for the Authorized Share Increase is considered a discretionary matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on the proposal; and

(ii) Proposal No. 2 for the approval, for purposes of Nasdaq Marketplace Rule 5635(d), of the Warrant Exercise Price Reduction, is considered a non-discretionary matter and a broker will not be permitted to exercise its discretion to vote uninstructed shares on the proposal.

Q:

How Will my Shares be Voted if I Give No Specific Instruction?

We must vote your shares as you have instructed. If there is a matter on which a shareholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:

1. “For” the Authorized Share Increase; and

2. “For” the Warrant Exercise Price Reduction;

Q:	What vote is required to approve each matter and how are votes counted?

The table below summarizes the proposal that will be voted on, the vote required to approve the proposal and how votes are counted:

Proposal	Votes Required	Voting Options	Impact of “Abstain” Votes	Broker Discretionary Voting Allowed
Proposal No. 1: Authorized Share Increase	The affirmative vote of the holders of a majority of the outstanding shares of our common stock.	“FOR” “AGAINST” “ABSTAIN”	(1)	Yes(2)

Proposal No: 2: Warrant Exercise Price Reduction	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Special Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	(3)	No(4)

(1)	Abstentions will have the effect of a vote against this proposal.
(2)	As this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal.
(3)	A vote marked as an “Abstention” is not considered a vote cast and will, therefore, not affect the outcome of this proposal.
(4)	As this proposal is not considered a discretionary matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal.

Q:	What if additional proposals are presented at the Special Meeting?

A:	We do not intend to bring any other matter for a vote at the Special Meeting, and we do not know of anyone else who intends to do so. However, with respect to any other business that properly comes before the Special Meeting, your proxy is authorized to vote on your behalf using his judgment.

Q:	Do the directors and officers of the Company have an interest in the outcome of the matters to be voted on?

A:	Our directors and officers do not have any interest in either Proposal 1, the Authorized Share Increase or Proposal 2, the Warrant Exercise Price Reduction.

Q:	How many shares do the affiliates, directors and officers of the Company beneficially own, and how do they plan to vote their shares?

A:	Directors and executive officers, who, as of the Record Date, had beneficial ownership (or had the right to acquire beneficial ownership within sixty days following the Record Date) of approximately 3.2% of our outstanding voting capital and are expected to vote in favor of the Authorized Share Increase.

Q:	Who will count the votes?

A:	Jim Raitt, will serve as our inspector of elections and will count the votes cast by proxy and the votes cast in person at the Special Meeting.

Q:	Who can attend the Special Meeting?

A:	All shareholders are invited to attend the Special Meeting.

Q:	How do I attend the Special Meeting?

A:	The Special Meeting will be held on September 29, 2023 at 12:00 p.m. Eastern Time in a virtual format online at www.virtualshareholdermeeting.com/INVO2023SM.

Q:	What if during the check-in time or during the Special Meeting I have technical difficulties or trouble accessing the virtual meeting website?

A:

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

Q:	Are there any expenses associated with collecting the shareholder votes? Who is paying for this proxy solicitation?

A:	The Company will pay for the entire cost of soliciting proxies. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and other materials to our shareholders. Our officers and other employees may solicit proxies in person or by telephone but will receive no special compensation for doing so.

Q:	Do I have Dissenters’ Rights of Appraisal?

A:	Our shareholders do not have appraisal rights under Nevada law or under our governing documents with respect to the matters to be voted upon at the Special Meeting.

Q:	What do I need to do now?

A:	We urge you to read carefully and consider the information contained in this proxy statement and to consider how the Authorized Share Increase will affect you as a shareholder of our Company. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your securities.

Q:	Where can you find the voting results?

A:	Voting results will be reported in a Current Report on Form 8-K, which we will file with the SEC within four business days following the Special Meeting.

PROPOSAL 1:

AUTHORIZED SHARE INCREASE

Introduction

Our Articles of Incorporation, as amended (the “Articles of Incorporation”), currently authorizes the issuance of up to 6,250,000 shares of common stock and 100,000,000 shares of preferred stock. Our Board has approved an amendment to increase the number of authorized common stock from 6,250,000 shares to 50,000,000 shares.

Reasons for the Increase in Authorized Common Stock Amendment

Our Board determined that the Authorized Share Increase amendment to our Articles of Incorporation is in the best interests of the Company and unanimously recommends approval by shareholders. The Board believes that the availability of additional authorized shares of common stock is required for several reasons including, but not limited to, the additional flexibility to issue common stock for a variety of general corporate purposes as the Board may determine to be desirable including, without limitation, future financings, investment opportunities, acquisitions, or other distributions and stock splits (including splits effected through the declaration of stock dividends). In addition, certain of our securities are exercisable for shares of our common stock. Therefore, we must maintain a sufficient amount of authorized, but unissued shares of common stock adequate to issue shares of common stock upon the exercise of such securities.

As of the Record Date, there were 2,467,256 shares of our common stock issued out of the 6,250,000 shares of common stock that we are authorized to issue. In addition, as of the Record Date, an aggregate of approximately 3,672,801 shares of common stock have been reserved for future issuance, including: (i) an aggregate of 10,425 shares reserved for issuance under our 2019 Equity Incentive Plan; (ii) 3,601,266 shares of common stock reserved for issuance upon the exercise of outstanding warrants; (iii) 40,768 shares of common stock reserved for issuance upon the conversion of notes payable; and (iv) 113,457 shares of common stock reserved for issuance upon the exercise of outstanding options. Thus, we have approximately 34,422 shares of common stock available for future issuance at this time. Our working capital requirements are significant and may require us to raise additional capital through additional equity financings in the future.

Effects of the Increase in Authorized Common Stock

Following the filing of the Authorized Share Increase amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada, we will have the authority to issue up to 50,000,000 shares of common stock. These shares may be issued without shareholder approval at any time, in the sole discretion of our Board. The authorized and unissued shares may be issued for cash or for any other purpose that is deemed in the best interests of our Company.

In addition, the Authorized Share Increase amendment could have a number of effects on our Company’s shareholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. If we issue additional shares of common stock or other securities convertible or exercisable into shares of our common stock in the future, it could dilute the voting rights of existing shareholders and could also dilute earnings per share and book value per share of existing shareholders. The increase in authorized number of common stock could also discourage or hinder efforts by other parties to obtain control of our Company, thereby having an anti-takeover effect. The increase in authorized number of common stock is not being proposed in response to any known threat to acquire control of our Company.

The Authorized Share Increase amendment will not change the number of shares of common stock issued and outstanding, nor will it have any immediate dilutive effect or change the rights of current holders of the our common stock.

Procedure for Implementing the Amendment

The Authorized Share Increase amendment will become effective upon the filing or such later time as specified in the filing with the Secretary of State of the State of Nevada. The exact timing of the filing of the Authorized Share Increase amendment will be determined by our Board based on its evaluation as to when such action will be the most advantageous to our Company and our shareholders.

Required Vote of Shareholders

The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to approve this proposal.

Recommendation of our Board

Our Board unanimously recommends that the shareholders vote “FOR” the Authorized Share Increase at the Special Meeting.

PROPOSAL NO. 2:

WARRANT EXERCISE PRICE REDUCTION

Background

On March 23, 2023, we entered into a securities purchase agreement (the “Purchase Agreement”) with Armistice Capital Markets Ltd. (“Armistice”), pursuant to which we agreed to issue and sell to such investors (i) in a registered direct offering, 69,000 shares of our common stock, par value $0.0001 per share (the “Common Stock”), and pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to 115,000 shares of Common Stock, and (ii) in a concurrent private placement, common stock purchase warrants (the “Private Placement Warrants”), exercisable for an aggregate of up to 276,000 shares of Common Stock, at an exercise price of $12.60 per share of Common Stock1 (the “Private Placement Warrants”). The securities to be issued in the registered direct offering (priced at the marked under Nasdaq rules) were offered pursuant to the Company’s shelf registration statement on Form S-3 (File 333-255096) (the “Shelf Registration Statement”), initially filed by the Company with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), on April 7, 2021 and declared effective on April 16, 2021. The offering under the Purchase Agreement closed on March 27, 2023.

The Private Placement Warrants (and the shares of Common Stock issuable upon the exercise of the Private Placement Warrants) were not registered under the Securities Act, and were offered pursuant to an exemption from the registration requirements of the Securities Act provided in Section 4(a)(2) of the Securities Act and Rule 506(b) promulgated thereunder and were also priced at the market under Nasdaq rules. The Private Placement Warrants are immediately exercisable upon issuance, will expire eight years from the date of issuance, and in certain circumstances may be exercised on a cashless basis.

On July 7, 2023, we entered into an Amendment to Purchase Agreement (the “Armistice Amendment”) with Armistice to delete Section 4.12(a) of the Purchase Agreement above with Armistice under which we originally agreed that from March 23, 2023 until 45 days after the effective date of the Resale Registration Statement (as defined in the Purchase Agreement) we would not (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents or (ii) file any registration statement or any amendment or supplement thereto, other than the prospectus supplement filed in connection with that offering and the Resale Registration Statement (the “Subsequent Equity Financing Provision”). In consideration of Armistice’s agreement to enter into the Armistice Amendment and delete the Subsequent Equity Financing Provision from the Purchase Agreement, we agreed to pay Armistice a fee a $1,000,000 (the “Armistice Amendment Fee”) within two days of the closing of our next public offering (the “Public Offering”). Additionally, we agreed to include a proposal in our next proxy statement for the purpose of obtaining the approval of the holders of a majority of our outstanding voting common stock, to effectuate the reduction of the exercise price set forth in Section 2(b) of the Private Placement Warrants to the per unit public offering price of the Public Offering, in accordance with Nasdaq Rule 5635(d) (the “Shareholder Approval”) with the recommendation of our board of directors that such proposal be approved. We also agreed to solicit proxies from our shareholders in connection therewith in the same manner as all other management proposals in such proxy statement and that all management-appointed proxyholders shall vote their proxies in favor of such proposal. Further, if we do not obtain Shareholder Approval at the first meeting, we will call a meeting every six (6) months thereafter to seek Shareholder Approval until the earlier of the date Shareholder Approval is obtained or the Private Placement Warrants are no longer outstanding. Until such approval is obtained, the exercise price of the Private Placement Warrants will remain unchanged.

The Public Offering closed on August 8, 2023 and the per unit price for the securities sold in the Public Offering was $2.85 per unit.

1 All share references and the warrant exercise price in this first paragraph have been adjusted to give effect to our 1-20 reverse stock split effectuated on July 28, 2023.

Nasdaq Listing Rule 5635(d) provides that stockholder approval is required prior to the issuance of securities in a transaction, other than a public offering, involving the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock), which equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance, at a price less than the lower of: (i) the closing price immediately preceding the signing of the binding agreement, or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the transaction. See “— Reasons for Shareholder Approval” below.

In light of this rule, the Armistice Amendment provides that, unless we obtain the approval of our shareholders as required by Nasdaq, we will not reduce the exercise price of the Private Placement Warrants to $2.85 per share and the exercise for such warrants will remain at $12.60 per share.

Accordingly, at the Special Meeting, shareholders will vote on the approval of the reduction of the exercise price of the Private Placement Warrants to $2.85 per share.

The following is a summary of the material features of the Private Placement Warrants. This summary is qualified in its entirety by the full text of the Form of Warrant, a copy of which is attached to this Proxy Statement as Appendix A.

The Private Placement Warrants

We issued Private Placement Warrants to purchase up to an aggregate of 276,000 shares of common stock at an exercise price equal to $12.60 per share (the shares of Common Stock issuable upon exercise of the Private Placement Warrants and the exercise price in this paragraph have both been adjusted to give effect to our 1-20 reverse stock split on July 28, 2023).

The following sets forth the material terms of the Private Placement Warrants.

Exercisability. The Private Placement Warrants will be immediately exercisable and will expire eight years from the issuance date. The Private Placement Warrants will be exercisable, at the option of each holder, in whole or in part by delivering to us a duly executed exercise notice and, at any time a registration statement registering the issuance of the shares of common stock underlying the Private Placement Warrants under the Securities Act is effective and available for the issuance of such shares, or an exemption from registration under the Securities Act is available for the issuance of such shares, by payment in full in immediately available funds for the number of shares of common stock purchased upon such exercise. If a registration statement registering the issuance of the shares of common stock underlying the Private Placement Warrants under the Securities Act is not effective or available, the holder may, in its sole discretion, beginning six months from the issuance date, elect to exercise the Private Placement Warrants through a cashless exercise, in which case the holder would receive upon such exercise the net number of shares of common stock determined according to the formula set forth in the warrant.

Exercise Limitation. A holder will not have the right to exercise any portion of the Private Placement Warrants if the holder (together with its affiliates) would beneficially own in excess of 4.99% (or, upon election of the holder, 9.99%) of the number of shares of our common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Private Placement Warrants. However, any holder may increase or decrease such percentage, provided that any increase will not be effective until the 61st day after such election.

Exercise Price Adjustment. The exercise price of the Private Placement Warrants is subject to appropriate adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting our common stock and also upon any distributions of assets, including cash, stock or other property to our stockholders.

Exchange Listing. There is no established trading market for the Private Placement Warrants and we do not expect a market to develop. In addition, we do not intend to apply for the listing of the Private Placement Warrants on any national securities exchange or other trading market.

Fundamental Transactions. If a fundamental transaction occurs, then the successor entity will succeed to, and be substituted for us, and may exercise every right and power that we may exercise and will assume all of our obligations under the Private Placement Warrants with the same effect as if such successor entity had been named in the warrant itself. If holders of our common stock are given a choice as to the securities, cash or property to be received in a fundamental transaction, then the holder shall be given the same choice as to the consideration it receives upon any exercise of the Private Placement Warrants following such fundamental transaction. Additionally, as more fully described in the Private Placement Warrants, in the event of certain fundamental transactions, the holders of those warrants will be entitled to receive consideration in an amount equal to the Black Scholes value of the remaining unexercised portion of the warrants on the date of consummation of such transaction.

Rights as a Stockholder. Except as otherwise provided in the Private Placement Warrants or by virtue of such holder’s ownership of shares of our common stock, the holder of Private Placement Warrants will not have the rights or privileges of a holder of our common stock, including any voting rights, until the holder exercises the warrant.

Effect on Current Shareholders

The issuance of securities pursuant to the Private Placement Warrants will not affect the rights of the holders of outstanding common stock, but such issuances will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing shareholders.

The Private Placement Warrants provide that the holder is prohibited from exercising the warrant to the extent the holder would beneficially own more than 4.99% of the Company’s outstanding shares of common stock after such conversion or exercise.

Unlike Nasdaq Rule 5635(d), which limits the aggregate number of shares the Company may issue to the holder of the Warrant, this beneficial ownership limitation limits the number of shares the holder may beneficially own at any one time. Consequently, the number of shares the holder may beneficially own in compliance with the beneficial ownership limitation may increase over time as the number of outstanding shares of common stock increases over time. In addition, the holder may sell some or all of the shares it receives under the Private Placement Warrant, permitting it to acquire additional shares in compliance with the beneficial ownership limitation.

Description of Common Stock

The Company is currently authorized to issue 6,250,000 shares of common stock, par value $0.0001, and 100,000,000 shares of preferred stock, par value $0.0001.

Common Stock

Voting

The holders of our common stock are entitled to one vote for each share held on all matters to be voted on by the Company’s stockholders. There is no cumulative voting.

Liquidation

In the event of any voluntary or involuntary liquidation, dissolution or winding up of our affairs, the holders of our common stock will be entitled to share ratably in the net assets legally available for distribution to stockholders after the payment of or provision for all of our debts and other liabilities.

Fully Paid and Non-assessable

All outstanding shares of common stock are duly authorized, validly issued, fully paid and non-assessable.

Dividends

The Company has not paid any cash dividends on its common stock to date. Any future decisions regarding dividends will be made by its board of directors. The Company does not anticipate paying dividends in the foreseeable future but expect to retain earnings to finance the growth of its business. The Company’s board of directors has complete discretion on whether to pay dividends. Even if the Company’s board of directors decides to pay dividends, the form, frequency and amount will depend upon the Company’s future operations and earnings, capital requirements and surplus, general financial condition, contractual restrictions and other factors the board of directors may deem relevant.

Market

The Company’s common stock is traded on the Nasdaq Capital Market under the symbol “INVO.”

Reasons for Shareholder Approval

Our common stock is listed on The Nasdaq Capital Market, and, as such, we are subject to the Nasdaq Listing Rules. Nasdaq Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in a transaction, other than a public offering, involving the sale, issuance or potential issuance by us of common stock (or securities convertible into or exercisable for common stock), which equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance, at a price less than the lower of: (i) the closing price immediately preceding the signing of the binding agreement, or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the transaction, which was $12.54 for the Purchase Agreement with Armistice. In addition, our shares outstanding prior to closing the transactions under the Purchase Agreement with Armistice was 523,452 shares.1

Reducing the price of the Private Placement Warrants to $2.85 would thus require stockholder approval in accordance with Nasdaq Listing Rule 5635(d)

Our board determined that the Armistice Amendment which gave us the ability to file a registration statement for the Public Offering and to issue the securities thereunder without having to comply with the Subsequent Equity Financing Provision of the Purchase Agreement, was in the best interests of us and our shareholders.

Effect of Failure to Obtain Shareholder Approval

Pursuant to the Armistice Amendment, we are obligated to cause shareholder meetings to be held until Shareholder Approval is obtained. In addition, unless and until Shareholder Approval is obtained, the exercise price for the Private Placement Warrants will remain at $12.60.

Effect of Approval

Upon obtaining Shareholder Approval requested in this proposal, we will execute an amendment with Armistice for the Private Placement Warrants to reduce the exercise price set forth in Section 2(b) thereunder to $2.85 per share.

Interests of Officers and Directors in this Proposal

Our officers and directors do not have any substantial interest, direct or indirect, in in this proposal.

Required Vote of Shareholders

The affirmative vote of a majority of the votes cast at the Special Meeting is required to approve Proposal No. 2.

Board Recommendation

The board of directors unanimously recommends a vote “FOR” Proposal No. 2.

1 All share references and the warrant exercise price in this paragraph have been adjusted to give effect to our 1-20 reverse stock split effectuated on July 28, 2023.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and notes set forth the beneficial ownership of the common stock of the Company as of the Record Date, by each person who was known by the Company to beneficially own more than 5% of the common stock, by each director and named executive officer, and by all directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or dispositive power with respect to the securities. Unless otherwise indicated below, to our knowledge, all persons listed below have sole voting and dispositive power with respect to their shares of our common stock, except to the extent authority is shared by spouses under applicable law. Unless otherwise noted, the address of all of the individuals and entities named below is c/o INVO Bioscience, Inc., 5582 Broadcast Court Sarasota, Florida, 34240.

The following table sets forth the beneficial ownership of our common stock as of the Record Date for:

●	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common shares;

●	each of our named executive officers;

●	each of our directors; and

●	all of our current executive officers and directors as a group.

The percentage ownership information is based upon 2,467,256 shares of common stock outstanding as of the Record Date (August 21, 2023). We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws. Unless otherwise indicated the address for persons listed in the table is c/o INVO Bioscience, Inc., 5582 Broadcast Court, Sarasota, FL 34240.

Name and Address of Beneficial Owner (1)	Number of Shares		Percentage of Common Stock
5% Stockholders:
Intracoastal Capital LLC (2)	184,000		6.94%

Officers and Directors
Andrea Goren	19,406	(3)	0.78%
Michael Campbell	18,954	(4)	0.76%
Steve Shum	17,237	(5)	0.70%
Matthew Szot	6,699	(6)	0.27%
Trent Davis	6,265	(7)	0.25%
Barbara Ryan	6,085	(8)	0.25%
Rebecca Messina	5,155	(9)	0.21%
All directors and executive officers as a group (7 persons)	79,802		3.22%

(1)	Unless otherwise indicated, the business address of each current director or executive officer is INVO Bioscience, Inc. 5582 Broadcast Court Sarasota, Florida 34240.

(2)	Based solely on a Schedule 13G filed with the SEC on August 11, 2023, Bard Associates Inc. is an investment manager and beneficially owns 184,000 shares of our common stock, representing shares issuable upon exercise of presently exercisable warrants; and Mitchell Kopin and Daniel Asher have sole dispositive power over 101,000 shares. The address for Intracoastal Capital LLC and Mitchell Kopin 245 Palm Trail, Delray Beach, Florida 33483 and for Daniel Asher is 111 W. Jackson Boulevard, Suite 2000, Chicago, Illinois 60604.
(3)	Includes: 11,945 shares of common stock under options (either presently exercisable or within 60 days of August 21, 2023).
(4)	Includes: 15,546 shares of common stock under options (either presently exercisable or within 60 days of August 21, 2023).
(5)	Includes: 11,318 shares of common stock under options (either presently exercisable or within 60 days of August 21, 2023).
(6)	Includes: 4,739 shares of common stock under options (either presently exercisable or within 60 days of August 21, 2023).
(7)	Includes: 4,583 shares of common stock under options (either presently exercisable or within 60 days of August 21, 2023).
(8)	Includes: 4,505 shares of common stock under options (either presently exercisable or within 60 days of August 21, 2023).
(9)	Includes: 4,005 shares of common stock under options (either presently exercisable or within 60 days of August 21, 2023).

OTHER MATTERS

We do not know of any business that will be presented for consideration or action by the shareholders at the Special Meeting other than that described in this proxy statement. If, however, any other business is properly brought before the meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named in the proxies or their substitutes. All shareholders are urged to complete, sign and return the proxy card.

SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2023 ANNUAL MEETING OF SHAREHOLDERS

To be considered for inclusion in next year’s proxy materials, shareholder proposals must be submitted in writing by May 10, 2023 to our Corporate Secretary at 5582 Broadcast Court, Sarasota, FL 34240. Provided that the date of the 2023 Annual Meeting is within thirty days of the anniversary of the 2022 Annual Meeting, if you wish to nominate an individual for election at, or bring business other than through a shareholder proposal before the 2023 Annual Meeting, you must deliver your notice to our Corporate Secretary at the address above between July 1, 2023 and July 31, 2023. Your notice to the Corporate Secretary must set forth information specified in our bylaws, including your name and address and the class and number of our common shares that you beneficially own. In the event the date of the 2023 Annual Meeting has been changed by more than 30 days from the date of the 2022 annual meeting of shareholders (the “2022 Annual Meeting”), shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2023 Annual Meeting must submit the proposal to us at our corporate headquarters no later than a reasonable time before we begin to print and send our proxy materials for our 2023 Annual Meeting.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of the Company’s proxy materials. Upon written or oral request, the Company will deliver a separate copy of the proxy materials to any shareholders at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Shareholders may notify the Company of their requests by providing notice to the Company’s Corporate Secretary by telephone at (978) 8787-9505 or by mail at 5582 Broadcast Court, Sarasota, FL 34240.

WHERE YOU CAN FIND MORE INFORMATION

The Company files its reports, proxy statements and other information electronically with the SEC. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

This proxy statement contains important business and financial information about us that is not included in or delivered with this document. You may obtain this additional information, or additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Authorized Share Increase and Warrant Exercise Price Reduction by contacting the Company at the following:

INVO Bioscience, Inc.

5582 Broadcast Court

Sarasota FL 34240

Phone: (978) 878-9505

Attention: Corporate Secretary

ANNUAL REPORT AND QUARTERLY REPORT

Copies of our Annual Report on Forms 10-K and 10-K/A for the fiscal year ended December 31, 2022 and our Quarterly Report on Form 10-Q for the period ended June 30, 2023, may be obtained without charge by writing to the Company’s Secretary, INVO Bioscience, Inc., 5582 Broadcast Court, Sarasota, FL 34240. The Notice, our Annual Report on Forms 10-K and 10-K/A, our Quarterly Report on Form 10-Q and this proxy statement are also available online at: www.proxyvote.com.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Steven Shum
Steven Shum
September 1, 2023	Chief Executive Officer and Director

Appendix A

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

COMMON STOCK PURCHASE WARRANT1

INVO BIOSCIENCE, INC.

Warrant Shares: 276,000	Issue Date: March 27, 2023

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, Armistice Capital, LLC or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) and on or prior to 5:00 p.m. (New York City time) on March 27, 2031 (the “Termination Date”) but not thereafter, to subscribe for and purchase from INVO Bioscience, Inc., a Nevada corporation (the “Company”), up to 276,000 shares of Common Stock. (as subject to adjustment hereunder, the “Warrant Shares”) The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the “Purchase Agreement”), dated March 23, 2023, among the Company and the purchasers signatory thereto.

Section 2. Exercise.

a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto as Exhibit A (the “Notice of Exercise”). Within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(d)(i) herein) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Business Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

1 The number of Warrant Shares and the Exercise Price set forth in the Warrant have been adjusted to give effect to the Company’s 1-20 reverse stock split effectuated on July 28, 2023

b) Exercise Price. The exercise price per share of Common Stock under this Warrant shall be $12.60, subject to adjustment hereunder (the “Exercise Price”).

c) Cashless Exercise. If at any time after the six month anniversary of the Closing Date, there is no effective registration statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) =	as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b)(68) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) at the option of the Holder, either (y) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise or (z) the Bid Price of the Common Stock on the principal Trading Market as reported by Bloomberg L.P. as of the time of the Holder’s execution of the applicable Notice of Exercise if such Notice of Exercise is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter (including until two (2) hours after the close of “regular trading hours” on a Trading Day) pursuant to Section 2(a) hereof or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2(a) hereof after the close of “regular trading hours” on such Trading Day;

(B) =	the Exercise Price of this Warrant, as adjusted hereunder; and

(X) =	the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms = of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

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If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the characteristics of the Warrants being exercised, and the holding period of the Warrant Shares being issued may be tacked on to the holding period of this Warrant. The Company agrees not to take any position contrary to this Section 2(c).

“Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the bid price of the Common Stock for the time in question (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on the Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on the Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

Notwithstanding anything herein to the contrary, on the Termination Date, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 2(c).

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d) Mechanics of Exercise.

i. Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144 (assuming cashless exercise of the Warrants), and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earliest of (i) two (2) Trading Days after the delivery to the Company of the Notice of Exercise, (ii) one (1) Trading Day after delivery of the aggregate Exercise Price to the Company and (iii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period following delivery of the Notice of Exercise. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Notice of Exercise), $10 per Trading Day (increasing to $20 per Trading Day on the fifth Trading Day after such liquidated damages begin to accrue) for each Trading Day after such Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise.

ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

4

iii. Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv. Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 2(d)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

v. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

vi. Charges. Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

5

vii. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

e) Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verily or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within one Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

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Section 3. Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

c) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation). To the extent that this Warrant has not been partially or completely exercised at the time of such Distribution, such portion of the Distribution shall be held in abeyance for the benefit of the Holder until the Holder has exercised this Warrant.

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d) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company or any Subsidiary, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock or 50% or more of the voting power of the common equity of the Company, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires 50% or more of the outstanding shares of Common Stock or 50% or more of the voting power of the common equity of the Company (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. Notwithstanding anything to the contrary, in the event of a Fundamental Transaction, the Company or any Successor Entity (as defined below) shall, at the Holder’s option, exercisable at any time concurrently with, or within 30 days after, the consummation of the Fundamental Transaction (or, if later, the date of the public announcement of the applicable Fundamental Transaction), purchase this Warrant from the Holder by paying to the Holder an amount of cash equal to the Black Scholes Value (as defined below) of the remaining unexercised portion of this Warrant on the date of the consummation of such Fundamental Transaction; provided, however, that, if the Fundamental Transaction is not within the Company’s control, including not approved by the Company’s Board of Directors, the Holder shall only be entitled to receive from the Company or any Successor Entity the same type or form of consideration (and in the same proportion), at the Black Scholes Value of the unexercised portion of this Warrant, that is being offered and paid to the holders of Common Stock of the Company in connection with the Fundamental Transaction, whether that consideration be in the form of cash, stock or any combination thereof, or whether the holders of Common Stock are given the choice to receive from among alternative forms of consideration in connection with the Fundamental Transaction; provided, further, that if holders of Common Stock of the Company are not offered or paid any consideration in such Fundamental Transaction, such holders of Common Stock will be deemed to have received common stock of the Successor Entity (which Entity may be the Company following such Fundamental Transaction) in such Fundamental Transaction. “Black Scholes Value” means the value of this Warrant based on the Black-Scholes Option Pricing Model obtained from the “OV” function on Bloomberg determined as of the day of consummation of the applicable Fundamental Transaction for pricing purposes and reflecting (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the applicable contemplated Fundamental Transaction and the Termination Date, (B) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the public announcement of the applicable contemplated Fundamental Transaction, (C) the underlying price per share used in such calculation shall be the greater of (i) the sum of the price per share being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in such Fundamental Transaction and (ii) the highest VWAP during the period beginning on the Trading Day immediately preceding the public announcement of the applicable contemplated Fundamental Transaction (or the consummation of the applicable Fundamental Transaction, if earlier) and ending on the Trading Day of the Holder’s request pursuant to this Section 3(e) and (D) a remaining option time equal to the time between the date of the public announcement of the applicable contemplated Fundamental Transaction and the Termination Date and (E) a zero cost of borrow. The payment of the Black Scholes Value will be made by wire transfer of immediately available funds (or such other consideration) within the later of (i) five Business Days of the Holder’s election and (ii) the date of consummation of the Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

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e) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

f) Notice to Holder.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by email to the Holder at its last email address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

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Section 4. Transfer of Warrant.

a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof and to the provisions of Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the original issue date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

10

c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, as the case may be, comply with the provisions of Section 4.1 of the Purchase Agreement.

e) Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 5. Miscellaneous.

a) No Rights as Stockholder Until Exercise: No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3. Without limiting any rights of a Holder to receive Warrant Shares on a “cashless exercise” pursuant to Section 2(c) or to receive cash payments pursuant to Section 2(d)(i) and Section 2(d)(iv) herein, in no event shall the Company be required to net cash settle an exercise of this Warrant.

b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c) Saturdays. Sundays. Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

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d) Authorized Shares.

The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

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f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant or the Purchase Agreement, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

(Signature Page Follows)

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

INVO BIOSCIENCE, INC.

By:
Name:	Steven Shum
Title:	Chief Executive Officer

14

EXHIBIT A

NOTICE OF EXERCISE

TO:	INVO BIOSCIENCE, INC.

(1) The undersigned hereby elects to purchase Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

[  ] in lawful money of the United States; or

[  ] if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following DWAC Account Number:

(4) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing

Entity:	_____________________________________________________________________________
Signature of Authorized Signatory of Investing Entity: _____________________________________________________
Name of Authorized Signatory: _______________________________________________________________________
Title of Authorized Signatory: ________________________________________________________________________
Date: ___________________________________________________________________________________________

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Phone Number:

Email Address:

Dated: ________________ ___, ______

Holder’s Signature: _______________________________

Holder’s Address: ________________________________

Transfer Online, Inc.
512 SE Salmon St.
Portland, OR 97214

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
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THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends you vote FOR proposals 1 and 2.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000618899_1 R1.0.0.6

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at www.proxyvote.com

INVO BIOSCIENCE, INC.
Special Meeting of Shareholders
September 29, 2023 12:00 PM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint Steven Shum, as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of INVO BIOSCIENCE, INC. that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be virtually held at 12:00 PM, EST on 9/29/2023, via live webcast that can be accessed by visiting www.virtualshareholdermeeting.com/INVO2023SM and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR proposals 1 and 2, and in the discretion of the proxy with respect to such other business as may come properly before the meeting.

Continued and to be signed on reverse side

0000618899_2 R1.0.0.6